                                                                  CONFORMED COPY


                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                            Washington, D.C.  20549




                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): July 15, 1996





                          DISCOVER CARD MASTER TRUST I
                          ----------------------------
             (Exact name of registrant as specified in its charter)




Delaware                                           0-23108                           Not Applicable
- --------                                           -------                           --------------
(State of                                          (Commission                       (IRS Employer
organization)                                      File Number)                      Identification No.)





c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                   19720
- ---------------------------------------------------------------
(Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code: (302) 323-7184





                                 Not Applicable
                 ----------------------------------------------
                 (Former address, if changed since last report)




                                  Page 1 of 90
                         Index to Exhibits is on page 6

Item 5.  Other Events


A)   Series 1993-1:
On July 15, 1996 the Registrant made available the Monthly Certificateholders' Statement for the June 1996 Due Period with respect to Series 1993-1, which is attached as Exhibit 20(a) hereto.

B)   Series 1993-2:
On July 15, 1996 the Registrant made available the Monthly Certificateholders' Statement for the June 1996 Due Period with respect to Series 1993-2, which is attached as Exhibit 20(b) hereto.

C)   Series 1993-3:
On July 15, 1996 the Registrant made available the Monthly Certificateholders' Statement for the June 1996 Due Period with respect to Series 1993-3, which is attached as Exhibit 20(c) hereto.

D)   Series 1994-1:
On July 15, 1996 the Registrant made available the Monthly Certificateholders' Statement for the June 1996 Due Period with respect to Series 1994-1, which is attached as Exhibit 20(d) hereto.

E)   Series 1994-2:
On July 15, 1996 the Registrant made available the Monthly Certificateholders' Statement for the June 1996 Due Period with respect to Series 1994-2, which is attached as Exhibit 20(e) hereto.

F)   Series 1994-3:
On July 15, 1996 the Registrant made available the Monthly Certificateholders' Statement for the June 1996 Due Period with respect to Series 1994-3, which is attached as Exhibit 20(f) hereto.

G)   Series 1994-A:
On July 15, 1996 the Registrant made available the Monthly Certificateholders' Statement for the June 1996 Due Period with respect to Series 1994-A, which is attached as Exhibit 20(g) hereto.

H)   Series 1995-1:
On July 15, 1996 the Registrant made available the Monthly Certificateholders' Statement for the June 1996 Due Period with respect to Series 1995-1, which is attached as Exhibit 20(h) hereto.

I)   Series 1995-2:
On July 15, 1996 the Registrant made available the Monthly Certificateholders Statement for the June 1996 Due Period with respect to Series 1995-2, which is attached as Exhibit 20(i) hereto.

J)   Series 1995-3:
On July 15, 1996 the Registrant made available the Monthly Certificateholders Statement for the June 1996 Due Period with respect to Series 1995-3, which is attached as Exhibit 20(j) hereto.

K)   Series 1996-1:
On July 15, 1996 the Registrant made available the Monthly Certificateholders Statement for the June 1996 Due Period with respect to Series 1996-1, which is attached as Exhibit 20(k) hereto.

L)   Series 1996-2:
On July 15, 1996 the Registrant made available the Monthly Certificateholders Statement for the June 1996 Due Period with respect to Series 1996-2, which is attached as Exhibit 20(l) hereto.

M)   Series 1996-3:
On July 15, 1996 the Registrant made available the Monthly Certificateholders Statement for the June 1996 Due Period with respect to Series 1996-3, which is attached as Exhibit 20(m) hereto.

N)   Series 1996-4:
On July 15, 1996 the Registrant made available the Monthly Certificateholders Statement for the June 1996 Due Period with respect to Series 1996-4, which is attached as Exhibit 20(n) hereto.

Item 7.  Financial Statements and Exhibits


c) Exhibits

Exhibit No.    Description

20(a) Monthly Certificateholders' Statement, related to the Due Period ending June 30, 1996, for Series 1993-1.

20(b) Monthly Certificateholders' Statement, related to the Due Period ending June 30, 1996, for Series 1993-2.

20(c) Monthly Certificateholders' Statement, related to the Due Period ending June 30, 1996, for Series 1993-3.

20(d) Monthly Certificateholders' Statement, related to the Due Period ending June 30, 1996, for Series 1994-1.

20(e) Monthly Certificateholders' Statement, related to the Due Period ending June 30, 1996, for Series 1994-2.

20(f) Monthly Certificateholders' Statement, related to the Due Period ending June 30, 1996, for Series 1994-3.

20(g) Monthly Certificateholders' Statement, related to the Due Period ending June 30, 1996, for Series 1994-A.

20(h) Monthly Certificateholders' Statement, related to the Due Period ending June 30, 1996, for Series 1995-1.

20(i) Monthly Certificateholders' Statement, related to the Due Period ending June 30, 1996, for Series 1995-2.

20(j) Monthly Certificateholders' Statement, related to the Due Period ending June 30, 1996, for Series 1995-3.

20(k) Monthly Certificateholders' Statement, related to the Due Period ending June 30, 1996, for Series 1996-1.

20(l) Monthly Certificateholders' Statement, related to the Due Period ending June 30, 1996, for Series 1996-2.

20(m) Monthly Certificateholders' Statement, related to the Due Period ending June 30, 1996, for Series 1996-3.

20(n) Monthly Certificateholders' Statement, related to the Due Period ending June 30, 1996, for Series 1996-4.

                                   SIGNATURES


    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                          DISCOVER CARD MASTER TRUST I
                                  (Registrant)


                                By: GREENWOOD TRUST COMPANY
                                    as originator of the Trust




                                    By:            John J. Coane
                                         -----------------------------
                                         John J. Coane
                                         Vice President, Director of
                                         Accounting and Treasurer




Date: July 15, 1996

                                 EXHIBIT INDEX


Exhibit No.    Description

20(a) Monthly Certificateholders' Statement, related to the Due Period ending June 30, 1996, for Series 1993-1.

20(b) Monthly Certificateholders' Statement, related to the Due Period ending June 30, 1996, for Series 1993-2.

20(c) Monthly Certificateholders' Statement, related to the Due Period ending June 30, 1996, for Series 1993-3.

20(d) Monthly Certificateholders' Statement, related to the Due Period ending June 30, 1996, for Series 1994-1.

20(e) Monthly Certificateholders' Statement, related to the Due Period ending June 30, 1996, for Series 1994-2.

20(f) Monthly Certificateholders' Statement, related to the Due Period ending June 30, 1996, for Series 1994-3.

20(g) Monthly Certificateholders' Statement, related to the Due Period ending June 30, 1996, for Series 1994-A.

20(h) Monthly Certificateholders' Statement, related to the Due Period ending June 30, 1996, for Series 1995-1.

20(i) Monthly Certificateholders' Statement, related to the Due Period ending June 30, 1996, for Series 1995-2.

20(j) Monthly Certificateholders' Statement, related to the Due Period ending June 30, 1996, for Series 1995-3.

20(k) Monthly Certificateholders' Statement, related to the Due Period ending June 30, 1996, for Series 1996-1.

20(l) Monthly Certificateholders' Statement, related to the Due Period ending June 30, 1996, for Series 1996-2.

20(m) Monthly Certificateholders' Statement, related to the Due Period ending June 30, 1996, for Series 1996-3.

20(n) Monthly Certificateholders' Statement, related to the Due Period ending June 30, 1996, for Series 1996-4.